UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 31, 2017

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	501-205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or former address, if changed since last report)

 Item 1.01.    Entry into a Material Definitive Agreement

Inuvo, Inc., through its wholly owned subsidiary Vertro, Inc., and Google Inc. entered into Amendment Number One to Google Services Agreement (the “Amendment”) effective as of February 1, 2017. The Amendment extends the term of the underlying Google Services Agreement through February 28, 2017.
The foregoing description is a summary, does not purport to be a complete description of the Amendment, and is qualified in its entirety by reference to the Amendment, a copy of which will be attached as an exhibit to Inuvo, Inc.’s Annual Report on Form 10-K for the period ended December 31, 2016.

IEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2017, Inuvo, Inc. issued a press release regarding expectations for its Q4 and full year 2016 financial results. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under this caption and accompanying exhibits are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01           REGULATION FD DISCLOSURE.

On February 6, 2017, Inuvo, Inc. issued a press release regarding expectations for its Q4 and full year 2016 financial results. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under this caption and accompanying exhibits are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit No.	Description

99.1	Press release dated February 6, 2017 regarding Q4 and full year 2016 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: February 6, 2017	By:	/s/ John B. Pisaris
John B. Pisaris, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 6, 2017 regarding Q4 and full year 2016 financial results.